Exhibit 10.21

SEVENTH AMENDMENT TO LICENSE AGREEMENT

(University of Michigan Files 3718)

This Amendment (“Amendment”), dated March 20, 2022 (“Effective Date”), is by and between SeaStar Medical, Inc. (“LICENSEE”) and the Regents of the University of Michigan (“MICHIGAN”).

WHEREAS, LICENSEE and MICHIGAN entered into a License Agreement dated October 16, 2007, entered into a First Amendment dated March 22, 2011, entered into a Second Amendment dated August 8, 2013, entered into a Third Amendment dated July 31, 2014, entered into a Fourth Amendment dated June 20, 2016 and entered into a Fifth Amendment dated 19 December 2019 and entered into Sixth Amendment dated August 20, 2020 (collectively the “License Agreement”);

WHEREAS, LICENSEE and MICHIGAN desire to modify certain provisions of the License Agreement as provided herein;

NOW, THEREFORE, LICENSEE and MICHIGAN hereby agree as follows:

1. Paragraph 5.2 is hereby deleted in its entirety and replaced with the following:

Without limiting Paragraph 5.1, LICENSEE agrees to reach the following commercialization and research and development milestones for the LICENSED PRODUCTS and LICENSED PROCESSES (together the “MILESTONES”) by the following dates:

1)	Complete pediatric clinical trial by April 1 2020—COMPLETED

2)	Secure at least $5 million in funding (for pediatric device) by July 1 2020- COMPLETED

3)	Execute SCD manufacturing agreement/contract with Fresenius (or qualified equivalent manufacturing partner) by June 30, 2022

4)	Submit HDE submission with FDA by June 30, 2022 (for pediatric device)

5)	Initiate adult acute kidney injury device clinical trial by December 1 2022

6)	Receive HDE clearance/approval for pediatric device from FDA by March 1 2023

7)	FIRST COMMERCIAL SALE for pediatric device by April 1 2023

8)	Submit for adult device FDA approval/clearance by November 1 2024

9)	Receive adult device FDA approval/clearance by June 1 2025

10)	FIRST COMMERCIAL SALE for adult device by December 1 2025

2.

Except as specifically modified and amended above, all other terms and conditions of the License Agreement remain unchanged and in effect and are hereby ratified and adopted as though fully set forth herein.

IN WITNESS WHEREOF, the undersigned have duly executed this Seventh Amendment as of the date set forth above.

THE REGENTS OF THE UNIVERSITY OF MICHIGAN By: /s/ Bryce Pilz Name: Bryce Pilz Title: Executive Director of Licensing & Strategic Alliances	SEASTAR MEDICAL, INC. By: /s/ Eric Schlorff Name: Eric Schlorff Title: Chief Executive Officer